SUPPLEMENT DATED MAY 7, 2007 TO THE

FIRST INVESTORS EQUITY FUNDS PROSPECTUS

Dated  January 31, 2007

On April 26, 2007, shareholders approved Smith Asset Management Group, L.P. (“Smith”) as subadviser of First Investors All-Cap Growth Fund.

1.

The name of First Investors All-Cap Growth Fund has been changed to First Investors Select Growth Fund.  Thus, all references to First Investors All-Cap Growth Fund set forth in the prospectus should be replaced with First Investors Select Growth Fund (the “Fund”).

2.

Delete the “Overview” and “Who Should Consider Buying the All-Cap Growth Fund?” sections on pages 40 and 41 and replace with the following:

What are the Select Growth Fund’s objective, principal investment strategies and principal risks?

Objective:  The Fund seeks long-term growth of capital.

Principal Investment Strategies:  The Fund invests in a portfolio of approximately 40-45 common stocks that the Fund’s subadviser, Smith Asset Management Group, L.P. (“Smith”), believes offers the best potential for earnings growth with the lowest risk of negative earnings surprises. The Fund is managed by an investment team.

When selecting investments for the Fund, Smith employs quantitative and qualitative analysis to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations.  The security selection process consists of three steps.  Beginning with a universe of stocks that includes large-, mid- and small-size companies, Smith’s investment team first conducts a series of risk control and valuation screens designed to eliminate those stocks that are highly volatile or are more likely to underperform the market.  Smith considers four primary factors when conducting the risk control and valuation screens.  Those factors are: valuation, financial quality, stock volatility and corporate governance.

Stocks that pass the initial screens are then evaluated using a proprietary methodology that attempts to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations.  In other words, the investment team seeks to identify stocks that are well positioned to benefit from a positive earnings surprise.   The process incorporates the following considerations:  changes in Wall Street opinions, individual analysts’ historical accuracy, earnings quality analysis and corporate governance practices.

The screening steps produce a list of approximately 80-100 eligible companies that are subjected to traditional fundamental analysis to further understand each company’s business prospects, earnings potential, strength of management and competitive positioning.  The investment team uses the results of this analysis to construct a portfolio of approximately 40-45 stocks that are believed to have the best growth and risk characteristics.

Holdings in the portfolio become candidates for sale if the investment team identifies what they believe to be negative investment or performance characteristics.  Reasons to sell a stock may include: a negative earnings forecast or report, valuation concerns, company officials’ downward guidance on company performance or earnings or announcement of a buyout.  When a stock is eliminated from the portfolio, it is generally replaced with the stock that the investment team considers to be the next best stock that has been identified by Smith’s screening process.

Information on the Fund’s recent strategies and holdings can be found in the most recent annual report and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).

Principal Risks:  Any investment carries with it some level of risk.  Here are the principal risks of investing in the Select Growth Fund:

Market Risk:  Because the Fund primarily invests in common stocks, it is subject to market risk.  Stock prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment.  Stock markets tend to run in cycles, with periods when prices generally go up, known as “bull” markets, and periods when stock prices generally go down, referred to as “bear” markets.

Small-Cap and Mid-Cap Risk:  The market risk associated with stocks of small- and mid-size companies is generally greater than that associated with the stocks of large-size companies.  This is attributable to a number of factors, including the facts that the earnings of small-to-mid-size companies tend to be less predictable than those of larger, more established companies and that the stocks of small-to-mid-size companies are also not as broadly traded as stocks of large companies.

Growth Stock Risk:  The Fund’s focus on growth stocks increases the potential volatility of its share price.  Growth stocks are stocks of companies which are expected to increase their revenues or earnings at above average rates.  If expectations are not met, the prices of these stocks may decline significantly.

Limited Holdings Risk: Because the Fund generally invests in a limited portfolio of only 40 to 45 stocks, it may be more volatile than other funds whose portfolios are more broadly diversified.  The performance of any one of the Fund’s stocks could significantly impact the Fund’s performance.

Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who should consider buying the Select Growth Fund?

The Select Growth Fund may be used as a core holding of an investment portfolio or as a base on which to build a portfolio.  It may be appropriate for you if you:

■    Are seeking growth of capital,

■    Are willing to accept a moderate degree of stock investment risk, and

■    Have a long-term investment horizon and are able to ride out market cycles.

3.

Add the following after the second paragraph on page 42:

Prior to May 7, 2007, the Fund was known as the All-Cap Growth Fund, was managed by a different subadviser, and employed different strategies in seeking to invest in growth stocks.  Therefore, the performance shown below is not necessarily reflective of how the Fund will perform in the future.

4.

Delete “The Fund in Detail” section in its entirety on pages 46 to 48.

5.

Delete all references to Wellington Management’s managing the Fund under the “Fund Management” section on pages 83 and 84 and replace with the following:

Smith serves as the investment subadviser of the Select Growth Fund.  Smith has discretionary trading authority over all of the Fund’s assets, subject to continuing oversight and supervision by FIMCO and the Fund’s Board of Trustees.  Smith is located at 100 Crescent Court, Suite 1150, Dallas, TX 75201.  Smith is an investment management firm that provides investment services to a diverse list of clients including public funds, endowments, foundations, corporate pension and multi-employer plans.  As of March 30, 2007, Smith held investment management authority with respect to approximately $5.3 billion in assets.  Of that amount, Smith acted as investment adviser or subadviser to two registered investment companies or series of such companies, with net assets of approximately $483 million.

The Select Growth Fund is managed by a team of investment professionals who have an equal role in managing the Fund, including the following: Stephen S. Smith, CFA, the Chief Executive Officer and Chief Investment Officer of Smith (1995 to present); John D. Brim, CFA, a Portfolio Manager of Smith (1998 to present); Royce W. Medlin, CFA, a Portfolio Manager of Smith, who joined Smith in 2006 and prior to joining Smith, Mr. Medlin was President and Portfolio Manager of Belmont Wealth Management (2002-2005); John D. Ingle, Jr., a Portfolio Manager of Smith, who joined Smith in 2004 and prior to joining Smith, Mr. Ingle was Vice President and Senior Portfolio Manager at Bank of Texas (2002-2004); and Ms. A. Michelle Pryor, CFA, a Portfolio Manager of Smith (1998 to present).

6.

Add the following paragraph on page 85 following the seventh paragraph:

Descriptions of the factors considered by the Board of Trustees in approving the Subadvisory Agreement with Smith will be available in the Fund’s Semi-Annual Report to shareholders for the six months ending March 31, 2007.

7.

Add the following footnote on page 106:

Prior to May 7, 2007, the Fund was known as the All-Cap Growth Fund.

EP20507

SUPPLEMENT DATED MAY 7, 2007 TO THE

FIRST INVESTORS EQUITY FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Total Return Fund

Value Fund

Blue Chip Fund

Growth & Income Fund

Global Fund

All-Cap Growth Fund

Mid-Cap Opportunity Fund

Special Situations Fund

Focused Equity Fund

International Fund

Dated January 31, 2007

1.

The name of the First Investors All-Cap Growth Fund has changed to First Investors Select Growth Fund. Thus, all references to the First Investors All-Cap Growth Fund set forth in the SAI should be replaced with the First Investors Select Growth Fund (the “Fund”).

2.

Add the following sentence to the end of the second paragraph in the section “History and Classification of the Funds” on page I-3:

Prior to May 7, 2007, the Select Growth Fund was known as the All-Cap Growth Fund.

3.

Delete the subadvisory fee schedule information for All-Cap Growth Fund on page I-10.

4.

The following information regarding Smith Asset Management Group, L.P. is added after the discussion for the International Fund in the section  “Investment Advisory Services and Fees” on page I-11:

Pursuant to a Subadvisory Agreement, the Adviser has undertaken to pay Smith Asset Management Group, L.P. (“Smith”) an annual subadvisory fee, paid monthly, according to the following schedule:

Select Growth Fund
Average Daily Net Assets	Annual Rate
Up to $50 million	0.40%
In excess of $50 million up to $250 million	0.30%
In excess of $250 million	0.25%

5.

Insert reference to “Smith” following the reference to “Vontobel” in the second sentence on page I-12 in the section “Portfolio Managers.”

6.

The information regarding the portfolio managers for the Fund in the section “Portfolio Managers” under the heading “A. Other Accounts Managed by Portfolio Managers for Fiscal Year Ended September 30, 2006” on page I-13 is deleted in its entirety and replaced with the following on page I-14:

A. Other Accounts Managed by Portfolio Managers for Fiscal Year Ended September 30, 2006[1]
Name of Portfolio Manager and Fund Covered by this SAI	Other Accounts Managed	Number of Other Accounts	Total Assets of Other Accounts (in millions)	Number of Accounts which Advisory Fee is Based on Account Performance	Total Assets in the Accounts which Advisory Fee is Based on Account Performance (in millions)
Smith’s Portfolio Managers:
Stephen S. Smith:	Other Registered Investment Companies	2	483.6	0	0.0
Select Growth	Other Pooled Investment Vehicles	7	109.1	3	19.1
	Other Accounts	280	4,345.1	2	2.6
John D. Brim:	Other Registered Investment Companies	2	483.6	0	0.0
Select Growth	Other Pooled Investment Vehicles	7	109.1	3	19.1
	Other Accounts	280	4,345.1	2	2.6
Royce W. Medlin:	Other Registered Investment Companies	2	483.6	0	0.0
Select Growth	Other Pooled Investment Vehicles	7	109.1	3	19.1
	Other Accounts	280	4,345.1	2	2.6

Name of Portfolio Manager and Fund Covered by this SAI	Other Accounts Managed	Number of Other Accounts	Total Assets of Other Accounts (in millions)	Number of Accounts which Advisory Fee is Based on Account Performance	Total Assets in the Accounts which Advisory Fee is Based on Account Performance (in millions)
Smith’s Portfolio Managers:
John D. Ingle, Jr. Select Growth	Other Registered Investment Companies	2	483.6	0	0.0
	Other Pooled Investment Vehicles	7	109.1	3	19.1
	Other Accounts	280	4,345.1	2	2.6
A. Michelle Pryor: Select Growth	Other Registered Investment Companies	2	483.6	0	0.0
	Other Pooled Investment Vehicles	7	109.1	3	19.1
	Other Accounts	280	4,345.1	2	2.6

1 Information for each portfolio manager is as of April 27, 2007.

7.

Information regarding Smith is added to the section “Portfolio Managers” under the heading “B. Potential Conflicts of Interest in Other Managed Accounts for Fiscal Year Ended September 30, 2006” on page I-16:

Smith’s Portfolio Managers:

Potential conflicts of interest may be presented in connection with the Portfolio Manager’s management of the Fund’s investments, on one hand, and the investments of other accounts, on the other, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading.  Smith has established written policies and procedures relating to its investment management and trading practices that are designed to ensure that such conflicts are addressed appropriately and that clients are treated fairly.  On occasion, employees of Smith may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients.  Smith maintains a code of ethics that is designed to prevent the conflicts of interest presented by employees personal securities transactions.

8.

The information for the Fund from the Benchmark Index and/or Peer Group chart under “Wellington Management’s Portfolio Managers” under the heading “C.  Structure of Portfolio Manager Compensation for Fiscal Year Ended September 30, 2006” on page I-17 is deleted.

9.

Information regarding Smith is added to the end of the section “Portfolio Managers” under the heading “C. Structure of Portfolio Manager Compensation for Fiscal Year Ended September 30, 2006” on page I-18:

Smith’s Portfolio Managers:

Smith is paid a fee based on the assets under management as set forth in the Subadvisory Agreement between Smith and FIMCO on behalf of the Fund.  Smith pays its portfolio managers out of its total revenues and other resources, including fees earned as determined under the Subadvisory Agreement.

All Portfolio Managers receive a base salary plus a bonus that reflects his or her overall performance and contribution to Smith.  Performance is evaluated on several quantitative and qualitative criteria including quality of stock research, investment performance, client service, quantitative research, and marketing.  As a mechanism for retaining key personnel, Smith has an active program to distribute partnership shares to all key employees.

10.

The information regarding the portfolio managers for the Fund in the section “Portfolio Managers” under the heading “D. Portfolio Manager Fund Ownership for Fiscal Year Ended September 30, 2006 on page I-19 is deleted in its entirety and replaced with the following:

D. Portfolio Manager Fund Ownership for the Fiscal Year Ended September 30, 2006[2]
Smith’s Portfolio Managers:
Name	Fund	Dollar Range of Fund Ownership (dollars)
Stephen S. Smith	Select Growth	None
John D. Brim	Select Growth	None
Royce W. Medlin	Select Growth	None
John D. Ingle, Jr.	Select Growth	None
A. Michelle Pryor	Select Growth	None

2 Information for each portfolio manager is as of April 27, 2007.

11.

The chart on page I-A-5 is deleted in its entirety and replaced with the following:

Investments Strategies Used by the First Investors Equity Funds

Select Growth Fund	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipates using
Debt Securities		✓
Commercial Paper and Other Short-Term Investments		✓
Corporate Bonds and Notes		─
Convertible Debt Securities		─
High Yield Securities		─
Mortgage-Backed Securities		─
Other Asset-Backed Securities		─
Municipal Securities		─
Syndicated Bank Loans		─
U.S. Government Securities		─
Variable and Floating Rate Securities		─
Zero Coupon and Pay-In-Kind Bonds		─
Equity Securities		✓
Common Stocks, Preferred Stocks, and Warrants		✓
Shares of Other Investment Companies		✓
Shares of Exchange Traded Funds		✓
Real Estate Investment Trusts		✓
Foreign Securities Exposure		✓
Depository Receipts		✓
Foreign Securities Traded in the U.S.		✓
Foreign Securities Traded in Foreign Markets		─
Foreign Securities Traded in Emerging Markets		─
Foreign Currency		─
Derivatives		─
Credit-Linked Securities		─
Inverse Floaters		─
Interest Rate Swaps		─
Restricted and Illiquid Securities		─
When-Issued Securities		─
Stand-By Commitments		─
Options		─
Futures		─
Repurchase Agreements		✓
Temporary Borrowing		✓
Temporary Defensive Investments		─

12.

Information regarding Smith is added to the end of the second paragraph on page II-18 in the section “Portfolio Holdings Information Policies and Procedures”:

Smith’s policies prohibit disclosing the portfolio holdings of a Fund to any person unless such disclosure has been approved by the Fund or such a disclosure is reasonably necessary for Smith to provide investment advice to its clients.

13.

The reference to “All-Cap Growth Fund” in the first sentence of the seventh paragraph in the section “Management of the Funds” on page II-19 is deleted.

14.

Information regarding Smith is added after the first paragraph in the section “Management of the Funds” on page II-20:

Smith serves as the investment subadviser to the Select Growth Fund pursuant to a subadvisory agreement (“Subadvisory Agreement”).  Under the Subadvisory Agreement, Smith is responsible for managing each Fund’s investments, subject to the oversight of FIMCO and the Board.  FIMCO is responsible for paying Smith a subadvisory fee, with respect to each Fund as set forth in Part I of the SAI for the Fund.  The Subadvisory Agreement provides that it will continue for a period of more than two years from the date of execution only so long as such continuance is approved annually by either the Board or a majority of the outstanding voting securities of the Fund and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.  The Subadvisory Agreement also provides that it will terminate automatically if assigned or upon the termination of the Advisory Agreement, and that it may be terminated at any time without penalty by the Board or a vote of a majority of the outstanding voting securities of the Fund or by the subadviser upon not more that 60 days’ nor less that 30 days’ written notice.  The Subadvisory Agreement provides that Smith will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation or from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

15.

Information regarding Smith is added after the second paragraph in the section “Management of the Funds” on page II-21:

Smith, which serves as a subadviser to Select Growth Fund, also has similarly adopted a code of ethics that governs the personal securities trading and conduct of its portfolio managers and other access persons of its clients.  Personnel subject to the code may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Fund for which Smith serves as subadviser, subject to certain restrictions and conditions.  Generally, personal securities transactions are subject to reporting requirements and holding period rules.  The code also restricts personal securities transactions in certain situations.

16.

Information regarding Smith is added after the fifth paragraph in the section “Management of the Funds” on page II-23:

With respect to the Fund that is managed by Smith in its capacity as subadviser, the Board of Trustees has approved the use of Smith’s proxy voting policies and procedures with respect to proxies relating to portfolio securities held by the Fund.  Smith believes that voting client proxies is an important tool for maintaining long-term shareholder value for its clients in conjunction with the overall portfolio management process.  Smith has written policies and procedures designed to ensure that these ideals are effectively maintained in accordance with client’s best interests.

Smith has established an advisory committee consisting of senior members of the management team as well as senior portfolio managers and Smith’s chief compliance officer, which has the responsibility to construct Smith’s overall voting guidelines as well as the procedures to ensure compliance.  A member of the committee has been designated the proxy voting manager, whose duty it is to administer Smith’s proxy voting procedures on an ongoing basis.

Smith’s designated voting delegate receives proxy materials from the custodial bank or trustee for each client with which Smith has stated proxy voting authority.  Smith has contracted with a third-party service provider to assist with administrative functions, including collecting and sorting proxy materials.  Smith has stated guidelines regarding specific proxy items.  Those items that do not fall under the stated guidelines set forth by Smith are reviewed on a case-by-case basis by the proxy voting manager and voted in the client’s best interest as determined by the committee.

Situations may arise where the interests of Smith conflict with those of the client.  These situations could include where: (i) Smith provides advisory services to a public firm whose shares are included in its client’s portfolio; (ii) Smith, an affiliate or an employee has a personal relationship with a public firm whose shares are included in a client’s portfolio; or (iii) Smith is partially owned by a publicly traded company whose shares are included in a client’s portfolio.  If these situations arise and management of the issuer is soliciting proxy votes, the following guidelines will be applied: (a) if the proxy voting guidelines already determine a course of action, votes will be cast according to the guidelines; (b) if the proxy item does not fall under the specific guidelines or have been identified to be voted on a case-by-case basis, votes will be cast in accordance with an independent third-party corporate governance consultant.

17.

Insert reference to “Smith” following the reference to “Vontobel” in the sixth paragraph in the section “Management of the Funds” on page II-23.

18.

Insert reference to “Smith” following the reference to “Vontobel” in the last paragraph in the section “Allocation of Portfolio Brokerage” on page II-28.

ES20507

SELECT GROWTH FUND

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

THE DATE OF THIS

P  R  O  S  P  E  C  T  U  S

 IS JANUARY 31, 2007

  SUPPLEMENTED AS OF MAY 7, 2007

CONTENTS

FUND DESCRIPTION

What are the Select Growth Fund’s objective, principal

investment strategies and principal risks?

2

Who should consider buying the Select Growth Fund?

4

How has the Select Growth Fund performed?

5

What are the fees and expenses of the Select Growth Fund?

7

Who manages the Select Growth Fund?

8

BUYING AND SELLING SHARES

How and when does the Fund price its shares?

9

How do I buy shares?

10

What are the sales charges?

11

Are sales charge discounts available?

12

How do I sell shares?

13

What if my account falls below the minimum account requirement?

15

Can I exchange my shares for the shares of other First Investors Funds?

15

What are the Fund’s policies on frequent trading in the shares of the Fund?

15

What are the risks of frequent trading in the shares of the Fund?

16

ACCOUNT POLICIES

What about dividends and capital gain distributions?

17

What about taxes?

17

Other account privileges and policies

18

FINANCIAL HIGHLIGHTS

19

FUND DESCRIPTION

What are the Select Growth Fund’s objective, principal investment strategies and principal risks?

Objective:

The Fund seeks long-term growth of capital.

Principal Investment Strategies:

The Fund invests in a portfolio of approximately 40-45 common stocks that the Fund’s subadviser, Smith Asset Management Group, L.P. (“Smith”), believes offers the best potential for earnings growth with the lowest risk of negative earnings surprises.  The Fund is managed by an investment team.

When selecting investments for the Fund, Smith employs quantitative and qualitative analysis to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations.  The security selection process consists of three steps.  Beginning with a universe of stocks that includes large-, mid-and small-size companies, Smith’s investment team first conducts a series of risk control and valuation screens designed to eliminate those stocks that are highly volatile or are more likely to underperform the market.  Smith considers four primary factors when conducting the risk control and valuation screens.  Those factors are: valuation, financial quality, stock volatility and corporate governance.

Stocks that pass the initial screens are then evaluated using a proprietary methodology that attempts to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations.  In other words, the investment team seeks to identify stocks that are well positioned to benefit from a positive earnings surprise.  The process incorporates the following considerations: changes in Wall Street opinions, individual analysts’ historical accuracy, earnings quality analysis and corporate governance practices.

The screening steps produce a list of approximately 80-100 eligible companies that are subjected to traditional fundamental analysis to further understand each company’s business prospects, earnings potential, strength of management and competitive positioning.  The investment team uses the results of this analysis to construct a portfolio of approximately 40-45 stocks that are believed to have the best growth and risk characteristics.

Holdings in the portfolio become candidates for sale if the investment team identifies what they believe to be negative investment or performance characteristics.  Reasons to sell a stock may include: a negative earnings forecast or report, valuation concerns, company officials’ downward guidance on company performance or earnings or announcement of a buyout.  When a stock is eliminated from the portfolio, it is generally replaced with the stock that the investment team considers to be the next best stock that has been identified by Smith’s screening process.

Information on the Fund’s recent strategies and holdings can be found in the most recent annual report and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).

Principal Risks:

Any investment carries with it some level of risk.  Here are the principal risks of investing in the Select Growth Fund:

Market Risk:

Because the Fund primarily invests in common stocks, it is subject to market risk.  Stock prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment.  Stock markets tend to run in cycles, with periods when prices generally go up, known as “bull” markets, and periods when stock prices generally go down, referred to as “bear” markets.

Small-Cap and Mid-Cap Risk:

The market risk associated with stocks of small- and mid-size companies is generally greater than that associated with the stocks of large-size companies.  This is attributable to a number of factors, including the facts that the earnings of small-to-mid-size companies tend to be less predictable than those of larger, more established companies and that the stocks of small-to-mid-size companies are also not as broadly traded as stocks of large companies.

Growth Stock Risk:

The Fund’s focus on growth stocks increases the potential volatility of its share price.  Growth stocks are stocks of companies which are expected to increase their revenues or earnings at above average rates.  If expectations are not met, the prices of these stocks may decline significantly.

Limited Holdings Risk:

Because the Fund generally invests in a limited portfolio of only 40 to 45 stocks, it may be more volatile than other funds whose portfolios are more broadly diversified.  The performance of any one of the Fund’s stocks could significantly impact the Fund’s performance.

Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who should consider buying the Select Growth Fund?

The Select Growth Fund may be used as a core holding of an investment portfolio or as a base on which to build a portfolio.  It may be appropriate for you if you:

■

Are seeking growth of capital,

■

Are willing to accept a moderate degree of stock investment risk, and

■

Have a long-term investment horizon and are able to ride out market cycles.

You should keep in mind that the Fund is not a complete investment program.  For most investors, a complete program should include not only stock funds but also bond and money market funds.  While stocks have historically outperformed other categories of investments over long periods of time, they generally carry higher risks.  There have also been extended periods during which bonds and money market instruments have outperformed stocks.  By allocating your assets among different types of funds, you can reduce the overall risk of your portfolio.  Of course, even a diversified investment program can result in a loss.

The investment objective of the Fund is non-fundamental, which means that the Board of Trustees may change the investment objective of the Fund without shareholder approval.  The Board may take such action when it believes that a change in the objective is necessary or appropriate in light of market circumstances or other events.

How has the Select Growth Fund performed?

The following information shows how the Fund’s performance has varied from year to year and in comparison with a broad-based index.  This gives you some indication of the risks of investing in the Fund.  The Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart presented below shows the performance of the Fund’s Class A shares over the past ten calendar years (or the life of the Fund, if less).  The Fund also has Class B shares.  The performance of Class B shares differs from the performance of Class A shares only to the extent that they do not have the same expenses.  The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares.  If they were included, the returns would be less than those shown.

Prior to May 7, 2007, the Fund was known as the All-Cap Growth Fund, was managed by a different subadviser, and employed different strategies in seeking to invest in growth stocks.  Therefore, the performance shown below is not necessarily reflective of how the Fund will perform in the future.

During the period shown, the highest quarterly return was 18.17% (for the quarter ended June 30, 2003) and the lowest quarterly return was -18.58% (for the quarter ended September 30, 2001).

The following table shows the average annual total returns for the Fund’s Class A and Class B shares, assuming reinvestment of dividends and other distributions, if any, and payment of the current maximum sales charge or contingent deferred sales charge (“CDSC”).  The returns on Class A shares are shown both before and after taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each of the time periods shown below and do not reflect the impact of state or local taxes.

After-tax returns on the sale of Fund shares may be higher than other returns for the same period because capital losses on redemptions produce tax deductions.

Your actual after-tax returns may differ from those shown because they depend on your individual tax situation.  Moreover, the after-tax returns set forth below are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs.  After-tax returns for Class B shares will vary from those shown below.

Average Annual Total Returns

(For the periods ended December 31, 2006)

	1 Year	5 Years	Life of Class*
Class A Shares
Return Before Taxes	-0.43%	4.05%	-1.34%
Return After Taxes on Distributions	-2.66%	3.58%	-1.70%
Return After Taxes on Distributions and Sale of Fund Shares	0.22%	3.07%	-1.44%
Class B Shares
Return Before Taxes	0.90%	4.22%	-1.09%
Index
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes)**	9.46%	3.02%	-3.42%

* Both Class A shares and Class B shares commenced operations on 10/25/00.  The average annual total returns shown are for the period of 10/25/00 to 12/31/06.

** The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

What are the fees and expenses of the Select Growth Fund?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)	Class A Shares	Class B Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%*	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	None**	4.00%***

* Due to rounding of numbers in calculating a sales charge, you may pay more or less than what is shown above.

** A CDSC of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.

*** 4.00% in the first year; declining to 0% after the sixth year.  Class B shares convert to Class A shares after eight years.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses (1)	Total Annual Fund Operating Expenses (1)
Class A Shares	0.75%	0.30%	0.48%	1.53%
Class B Shares	0.75%	1.00%	0.48%	2.23%

(1) The Fund has an expense offset arrangement that may reduce the Fund’s custodial fee based on the amount of cash maintained by the Fund with its custodian.  Any such fee reductions are not reflected under Other Expenses or Total Annual Fund Operating Expenses.

Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds.  It assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
If you redeem your shares:
Class A shares	$722	$1,031	$1,361	$2,294
Class B shares	$626	$997	$1,395	$2,388*
If you do not redeem your shares:
Class A shares	$722	$1,031	$1,361	$2,294
Class B shares	$226	$697	$1,195	$2,388*

* Assumes conversion to Class A shares eight years after purchase.

Who manages the Select Growth Fund?

First Investors Management Company, Inc. (“FIMCO” or “Adviser”) is the investment adviser to the Fund.  FIMCO has been the investment adviser to the First Investors Family of Funds since 1965.  Its address is 95 Wall Street, New York, NY 10005.  As of September 30, 2006, FIMCO served as investment adviser to 50 mutual funds or series of funds with total net assets of approximately $7.04 billion.  FIMCO supervises all aspects of the Fund's operations.  For the fiscal year ended September 30, 2006, FIMCO received advisory fees of 0.75% of the Fund’s average daily net assets, net of any waiver.

Smith serves as the investment subadviser of the Select Growth Fund.  Smith has discretionary trading authority over all of the Fund’s assets, subject to continuing oversight and supervision by FIMCO and the Fund’s Board of Trustees.  Smith is located at 100 Crescent Court, Suite 1150, Dallas, TX 75201.  Smith is an investment management firm that provides investment services to a diverse list of clients including public funds, endowments, foundations, corporate pension and multi-employer plans.  As of March 30, 2007, Smith held investment management authority with respect to approximately $5.3 billion in assets.  Of that amount, Smith acted as investment adviser or subadviser to two registered investment companies or series of such companies, with net assets of approximately $483 million.

The Select Growth Fund is managed by a team of investment professionals who have an equal role in managing the Fund, including the following: Stephen S. Smith, CFA, the Chief Executive Officer and Chief Investment Officer of Smith (1995 to present); John D. Brim, CFA, a Portfolio Manager of Smith (1998 to present); Royce W. Medlin, CFA, a Portfolio Manager of Smith, who joined Smith in 2006 and prior to joining Smith, Mr. Medlin was President and Portfolio Manager of Belmont Wealth Management (2002-2005); John D. Ingle, Jr., a Portfolio Manager of Smith, who joined Smith in 2004 and prior to joining Smith, Mr. Ingle was Vice President and Senior Portfolio Manager at Bank of Texas (2002-2004); and Ms. A. Michelle Pryor, CFA, a Portfolio Manager of Smith (1998 to present).

Descriptions of the factors considered by the Board of Trustees in approving the Advisory Agreement are available in the Fund’s Annual Report to shareholders for fiscal year ending September 30, 2006.  Descriptions of the factors considered by the Board of Trustees in approving the Subadvisory Agreement with Smith will be available in the Fund’s Semi-Annual Report to shareholders for the six months ending March 31, 2007.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in a Fund.

The Fund has applied for an exemptive order from the Securities and Exchange Commission.  If granted, the order would permit FIMCO to enter into new or modified subadvisory agreements with existing or new subadvisers without approval of a Fund’s shareholders but subject to the approval of the Fund’s Board of Trustees.  In addition, there is a rule pending at the SEC, which, if adopted, would permit the Fund to act in such manner without seeking an exemptive order.  In any event, the Prospectus will be supplemented if additional subadvisers are retained.

BUYING AND SELLING SHARES

How and when does the Fund price its shares?

The share price (which is called "net asset value" or "NAV" per share) for the Fund is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) each day that the NYSE is open (“Business Day”).  The NYSE is closed on most national holidays and Good Friday.  In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, the Fund first values its assets, subtracts its liabilities and divides the balance, called net assets, by the number of shares outstanding.  The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.

The investments of the Fund are generally valued based upon their last reported sale prices, market quotations, or estimates of value provided by a pricing service as of the close of trading on the NYSE (collectively, “current market values”).  If current market values for investments are not readily available, are deemed to be unreliable, or do not appear to reflect significant events that have occurred prior to the close of trading on the NYSE, the investments may be valued at fair value prices as determined by the investment adviser of the Fund under procedures that have been approved by the Board of Trustees of the Fund.

The Fund may fair value a security due to, among other things, the fact that: (a) a pricing service does not offer a current market value for the security; (b) a current market value furnished by a pricing service is believed to be stale; (c) the security does not open for trading or stops trading and does not resume trading before the close of trading on the NYSE, pending some corporate announcement or development; or (d) the security is illiquid or trades infrequently and its market value is therefore slow to react to information.  In such cases, the Fund’s investment adviser will price the security based upon its estimate of the security’s market value using some or all of the following factors: the information that is available as of the close of trading on the NYSE, including issuer-specific news; overall market movements; sector movements; or movements of similar securities.

Foreign securities are generally priced based upon their market values as of the close of foreign markets in which they principally trade (“closing foreign market prices”). Foreign securities may be priced based upon fair value estimates (rather than closing foreign market prices) provided by a pricing service when price movements in the U.S. subsequent to the closing of foreign markets have exceeded a pre-determined threshold. The pricing service, its methodology or threshold may change from time to time. As in the case of all securities owned by the Funds, foreign securities may also be valued at fair value prices as determined by the investment adviser of the Funds for the other reasons described above.

In the event that a security, domestic or foreign, is priced using fair value pricing, a Fund’s value for that security is likely to be different than the security’s last reported market sale price or quotation.  Moreover, fair value pricing is based upon opinions or predictions on how events or information may affect market prices.  Thus, different investment advisers may, in good faith and using reasonable procedures, conclude that the same security has a different fair value.

Finally, the use of fair value pricing for one or more securities held by the Fund could cause the Fund’s net asset value to be materially different than if the Fund had employed market values in pricing its securities.

Debt obligations with maturities of 60 days or less are valued at amortized cost.

How do I buy shares?

You may buy shares of the Fund through a registered representative of First Investors Corporation or through another authorized broker-dealer ("Representative").  Your Representative will help you complete and submit an application.  Your initial investment must be at least $1,000.  Subsequent investments can be made in any dollar amount.  We have lower initial investment requirements for retirement accounts and offer automatic investment plans that allow you to open a Fund account with small monthly payments.  For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

If we receive your order in our Edison, N.J. offices in good order, as described in the Shareholder Manual, by the close of regular trading on the NYSE, your transaction will be priced at that day's NAV plus any applicable sales charge (“offering price”).  If you place your order with your Representative by the close of regular trading on the NYSE, your transaction will also be priced at that day's offering price provided that your order is received by our Edison, N.J. offices by our processing deadline.  Orders placed after the close of regular trading on the NYSE, or received in our Edison, N.J. offices after our processing deadline, will be priced at the next Business Day's offering price.  The procedures for processing transactions are explained in more detail in our Shareholder Manual, which is available upon request.

The Fund reserves the right to refuse any order to buy shares, without prior notice, if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

What are the sales charges?

The Fund has two classes of shares, Class A and Class B.  While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures.  Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares. The principal advantage of Class B shares is that all of your money is invested from the outset.

Because of the lower overall expenses on Class A shares, we recommend Class A shares (rather than Class B shares) for purchases of $100,000 or more in the aggregate (based upon your holdings in all of our Funds).  We will not accept a purchase order for Class B shares of $100,000 or more for a single Fund account unless we are contacted before the order is placed and we agree to accept it.  For investments less than $100,000, the class that is best for you generally depends upon the amount you invest, your time horizon and your preference for paying the sales charge initially or later.  If you fail to tell us what class of shares you want, we will purchase Class A shares for you.

Your broker-dealer may have policies with respect to Class B shares that are more restrictive than those of our Funds.  You should also be aware that we are not able to monitor purchases that are made through an omnibus account with another broker-dealer.  In such case, it is the responsibility of the broker-dealer to observe our $100,000 limit.

The following tables describe the sales charge and contingent deferred sales charge (“CDSC”) for Class A and Class B shares.

Class A Shares
Class A shares of the Fund are sold at the public offering price, which includes a front-end sales charge. The sales charge declines with the size of your purchase, as illustrated below.
Your investment	Sales Charge as a percentage of offering price*	Sales Charge as a percentage of net amount invested*
Less than $100,000	5.75%	6.10%
$100,000-$249,999	4.50	4.71
$250,000-$499,999	3.50	3.63
$500,000-$999,999	2.50	2.56
$1,000,000 or more	0**	0**

* Due to rounding of numbers in calculating a sales charge, you may pay more or less than what is shown above.

** If you invest $1,000,000 or more, you will not pay a front-end sales charge.  However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a CDSC of 1.00%.  As described in our Shareholder Manual, a CDSC of 1.00% may also be imposed on redemptions of Class A shares that are purchased by group retirement plans without a front-end sales charge pursuant to a sales charge waiver privilege.  As further described in the Shareholder Manual, any applicable CDSCs may also be waived under certain circumstances.

Class B Shares*

Class B shares are sold at net asset value without any initial sales charge.  However, you may pay a CDSC when you sell your shares.  The CDSC declines the longer you hold your shares, as illustrated below.  Class B shares convert to Class A shares after eight years.

Year of Redemption	CDSC as a percentage of Purchase Price or NAV at Redemption
Within the 1st or 2nd year	4%
Within the 3rd or 4th year	3
In the 5th year	2
In the 6th year	1
Within the 7th year and 8th year	0

* There is no CDSC on Class B shares that are acquired through reinvestment of dividends or distributions.  The CDSC is imposed on the lower of the original purchase price or the net asset value of the shares being sold.  For purposes of determining the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month at the average cost of all purchases made during that month.  To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC.  If there is an insufficient number of these shares to meet your request in full, we will then sell those shares that have the lowest CDSC.  As further described in the Shareholder Manual, any applicable CDSCs may also be waived under certain circumstances.

The Fund has adopted plans pursuant to Rule 12b-1 for its Class A and Class B shares that allow the Fund to pay fees for the distribution related activities and the ongoing maintenance and servicing of shareholder accounts.  The plans provide for payments at annual rates (based on average daily net assets) of up to 0.30% on Class A shares and 1.00% on Class B shares.  No more than 0.25% of the Fund’s average daily net assets may be paid under the plans as service fees and no more than 0.75% of the Fund’s average daily net assets may be paid under the Class B plan as asset-based sales charges.  Because these fees are paid out of the Fund's assets on an ongoing basis, the higher fees for Class B shares will increase the cost of your investment.  Rule 12b-1 fees may cost you more over time than paying other types of sales charges.

Are sales charge discounts available?

You may qualify for Class A share sales charge discount under our Rights of Accumulation (“ROA”) policy.  If you already own shares of First Investors Funds, you are entitled to add the current values of those shares (measured by the current offering price) to your purchase in computing your sales charge.  (Class A shares of our money market Funds are not counted for ROA purposes if they were purchased directly without a sales charge.)  Thus, for example, if you already own shares of First Investors Funds on which you have paid sales charges and those shares are worth $100,000 based on the current offering price, your current purchase of $10,000 is entitled to the $100,000 sales charge discount.

In computing your sales charge discount level, you are also entitled to credit for the current values of First Investors Fund shares held in the accounts of other shareholders whose accounts are registered under your address of record (i.e., your mailing address on your account) and are serviced by your broker-dealer firm (“Eligible Accounts”).  For example, you are entitled to combine the current values of all First Investors Fund shares (measured by the current offering price) owned by you, your spouse, your children, and any other individuals as long as you all share the same address of record and are serviced by the same broker-dealer firm.

You can also qualify for a sales charge discount by signing a non-binding letter of intent (“LOI”) to purchase a specific dollar amount of shares within 13 months.  For example, your current purchase of $10,000 will be processed at the $100,000 sales charge discount level if you sign an LOI for $100,000.  You are not legally required to complete the LOI.  However, if you fail to do so, your share balance will be reduced to reflect the appropriate sales charge without the LOI.

To ensure that you receive the proper sales charge discount, you must advise your broker-dealer of all Eligible Accounts that can be aggregated with your own accounts for ROA purposes as well as your desire to enter into an LOI (if applicable).  In addition, the Fund or your broker-dealer may also ask you to provide account records, statements or other information related to all Eligible Accounts.  You should be aware that we are not able to monitor purchases that are made through an omnibus account with another broker-dealer.  Your broker-dealer is responsible for processing your order at the correct discount level and for offering you the opportunity to enter into an LOI.

We will also reduce or waive sales charges and CDSCs in the following circumstances.  Discounts on Class A share sales charges are available for group retirement plans and certain unit investment trust holders.  Sales charges on Class A shares are waived on reinvestments of dividends and distributions within the same customer account, investments by certain qualified retirement plans, investments that are made to repay loans from retirement accounts, certain exchanges within the same customer account, certain reinvestments of redemptions that have been made within six months, and investments by current and former associates of FIMCO or its affiliates and certain of their family members and certain employees of a subadviser of a First Investors Fund.  CDSCs on Class A and Class B shares are waived for certain redemptions on the death or disability of all account owners, distributions from retirement plans due to plan termination, redemptions to remove excess contributions to IRAs and other retirement plan accounts, redemptions that are made because an account has fallen below our minimum account size or to pay account fees, certain redemptions that are made to satisfy required minimum distribution requirements from retirement accounts, and redemptions of up to 8 percent of the value of an account pursuant to a Systematic Withdrawal Plan.  Finally, CDSCs on Class A and Class B share redemptions will be refunded in certain circumstances if the proceeds are reinvested in the shares of our Funds within six months.

You should consult with your Representative or read our Shareholder Manual to determine whether you qualify for these discounts or waivers and for additional information on how they operate.  The Shareholder Manual, which is part of the Statement of Additional Information, is available free of charge, upon request, from the Fund’s transfer agent (see back cover).  It is also available on our website, www.firstinvestors.com, under the heading “Information Center”, and by clicking on “Shareholder Manual”.  Our website also provides a direct link to the pages of the Shareholder Manual that discuss sales charges, discounts and waivers under the heading “Information Center”, and by clicking on “Sales Charges, Discounts and Waivers – Choosing Between Share Classes”.

How do I sell shares?

You may redeem your Fund shares on any day the Fund is open for business by contacting your Representative who may place a redemption order for you or by sending a written redemption request to Administrative Data Management Corp. ("ADM"), at Raritan Plaza 1, Edison, N.J. 08837.

You may also make a redemption by telephoning the Special Services Department of ADM at 1-800-342-6221 or instructing us to make an electronic transfer to a predesignated bank account.  Shares in certificate form may only be redeemed by written request.

For your protection, we will not process a written redemption request for an account without a signature guarantee if (1) the amount of the redemption is over $100,000, (2) the redemption is to be made payable to any person other than the registered owner(s) or any entity other than a major financial institution for the benefit of the registered owner(s), (3) the redemption proceeds are to be sent to an address other than the address of record, a pre-authorized bank account, or a major financial institution on the registered owner(s) behalf, (4) the redemption is to the address of record and the address of record has changed within sixty (60) days of the request (unless the written address change request was signed by all owners and signature guaranteed), or (5) we conclude that other circumstances warrant obtaining a signature guarantee.  We may also require documentary proof of authority for redemptions from certain types of accounts, such as partnership accounts, corporate accounts, and retirement accounts.

Similarly, for your protection, we will not accept a telephone redemption request if (1) you do not have telephone privileges for such account, (2) the amount of the redemption is over $100,000, (3) the amount of the redemption, combined with all other telephone redemptions within the previous 30 days, exceeds $200,000 for any one Fund account, (4) the redemption is to be made payable to any person other than the registered owners of the account, (5) the redemption is to be electronically transferred to any bank account other than a pre-authorized bank account, (6) the redemption proceeds are to be mailed to any address other than the address of record, or (7) the redemption is to the address of record and  the address of record has been changed within the prior sixty (60) days and we have not received a signature guaranteed request signed by all of the owners of the account.  In such circumstances, you will have to provide us with a written redemption request.

You may use our Systematic Withdrawal Plan to redeem a specific dollar amount, number of shares, or percentage from your account on a regular basis. You should be aware that systematic withdrawals in excess of the dividends and distributions paid by a Fund will reduce and possibly exhaust your invested principal, especially in the event of a market decline. You should not assume that the value of your Fund shares will appreciate enough to cover withdrawals. You should also be aware that systematic payments are not eligible for our reinstatement privilege.

You should avoid making any investments in First Investors Funds at the same time that you are taking systematic withdrawals, unless your investments can be made without paying a sales charge. Buying shares on which a sales charge is imposed during the same period as you are selling shares is not advantageous to you because you will be incurring unnecessary sales charges and may not be able to deduct any capital losses because of wash sale rules.

Your redemption request will be processed at the price next computed after we receive the request in good order (less any applicable CDSC), as described in the Shareholder Manual.  For all requests, please provide your account number.

Payment of redemption proceeds generally will be made within 7 days.  If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared (which may take up to 15 days from the date of purchase).

For additional information on our redemption and signature guarantee policies, see our Shareholder Manual, call your Representative, or call ADM at 1-800-423-4026.

The Fund reserves the right to make in-kind redemptions.  This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

What if my account falls below the minimum account requirement?

If your account falls below the minimum account balance for any reason other than market fluctuation, the Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $25 annually on 60 days prior notice.  The Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance.  You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum.  If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

Can I exchange my shares for the shares of other First Investors Funds?

Subject to the restrictions on frequent trading discussed below, you may exchange shares of the Fund for shares of other First Investors Funds without paying any additional sales charge.  You can only exchange within the same class of shares (e.g., Class A to Class A).  For further information about exchange privileges, see the Shareholder Manual or call your Representative or ADM at

1-800-423-4026.

What are the Fund’s policies on frequent trading in the shares of the Fund?

The Fund is designed for long-term investment purposes and it is not intended to provide a vehicle for frequent trading.  The Board of Trustees of the Fund has adopted policies and procedures to detect and prevent frequent trading in the shares of the Fund.  These policies and procedures apply uniformly to all accounts.  However, the ability of the Fund to detect and prevent frequent trading in certain accounts, such as omnibus accounts, is limited.

It is the policy of the Fund to decline to accept any new account that the Fund has reason to believe will be used for market timing purposes, based upon the amount invested, the Fund or Funds involved, and the background of the shareholder or broker-dealer involved.  Alternatively, the Fund may allow such an account to be opened if it is provided with written assurances that the account will not be used for market timing.

It is the policy of the Fund to monitor activity in existing accounts to detect market-timing activity.  The criteria used for monitoring differ depending upon the type of account involved.  It is the policy of the Fund to reject, without any prior notice, any purchase or exchange transaction if the Fund believes that the transaction is part of a market timing strategy.  The Fund also reserves the right to reject exchanges that in the Fund’s view are excessive, even if the activity does not constitute market timing.

If the Fund rejects an exchange because it is believed to be part of a market timing strategy or otherwise, neither the redemption nor the purchase side of the exchange will be processed.  Alternatively, the Fund may restrict exchange activity that is believed to be part of a market timing strategy or refuse to accept exchange requests via telephone, or any other electronic means.

What are the risks of frequent trading in the shares of the Fund?

To the extent that the policies of the Fund are not successful in detecting and preventing frequent trading in the shares of the Fund, frequent trading may: (a) interfere with the efficient management of the Fund by, among other things, causing the Fund to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Fund, particularly for long-term shareholders who do not engage in frequent trading.

The risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that small cap stocks may trade infrequently and thus their prices may be slow to react to information.  To the extent that these policies are not successful in preventing a shareholder from engaging in market timing, it may cause dilution in the value of the shares held by other shareholders.

The risks of frequent trading include the risk of time zone arbitrage.  Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the NYSE.  To the extent that these policies are not successful in preventing a shareholder from engaging in time zone arbitrage, it may cause dilution in the value of the shares held by other shareholders.

ACCOUNT POLICIES

What about dividends and capital gain distributions?

To the extent that it has net investment income, the Fund will declare and pay a dividend from net investment income on an annual basis.  Any net realized capital gains will be distributed on an annual basis, usually at the end of the Fund's fiscal year.  The Fund may make an additional distribution in any year, if necessary, to avoid a Federal excise tax on certain undistributed income and capital gains.

Dividends and other distributions declared on both classes of the Fund's shares are calculated at the same time and in the same manner.  Dividends on Class B shares of the Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares.  Dividends on each class also might be affected differently by the allocation of other class-specific expenses.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of the Fund or certain other First Investors Funds or receive all dividends and other distributions in cash.  If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional Fund shares.  If you do not cash a dividend or distribution check, you will not receive interest on the amount of the check while it remains outstanding.  If the Fund is unable to obtain a current address for you, it will reinvest your future dividends and other distributions in additional Fund shares in accordance with our “Returned Mail” policy, as described in our Shareholder Manual.

A dividend or other distributions declared on a class of shares will be paid in additional shares of the distributing class if it is under $10 or if the Fund has received notice that all account owners are deceased (until written alternate payment instructions and other necessary documents are provided by your legal representative).

What about taxes?

Any dividends or capital gain distributions paid by the Fund are taxable to you unless you hold your shares in an IRA, 403(b) account, 401(k) account or other tax-deferred account.  Dividends and distributions of net short-term capital gains (if any) are taxable to you as ordinary income.  If you are an individual and meet certain holding period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on “qualified dividend income” distributed by the Fund.  Distributions of long-term capital gains (if any) are taxed to you as long-term capital gains, regardless of how long you owned your Fund shares.  You are taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

Your sale or exchange of Fund shares may be considered a taxable event for you.  Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction.  You are responsible for any tax liabilities generated by your transactions.

Other account privileges and policies

The Fund offers a full range of special privileges, including systematic investment programs, automatic payroll investment programs and telephone privileges.  There is an annual custodial fee of $15 for each First Investors Fund IRA, SIMPLE-IRA, SEP-IRA, SARSEP-IRA, MPP/PSP, 401(k), 403(b), 457 and ESA account that you maintain, irrespective of the number of Funds that are held in the account.  The Fund currently pays this fee.  If the retirement account holds more than one Fund the fee is allocated equally among each of the Funds.  The Fund reserves the right to discontinue paying this fee at any time on forty-five (45) days’ written notice to account holders.  In such event, the fee will be charged to account holders.  The custodian also reserves the right to increase or modify the fee on prior written notice.

The full range of privileges and related policies are described in our Shareholder Manual, which you may obtain upon request free of charge.  For more information on the full range of services available, please contact us directly at 1-800-423-4026.

FINANCIAL HIGHLIGHTS

The financial highlights shown in the tables represent the financial history of the predecessor fund of the same name , which was acquired by the Fund on January 27, 2006.  The Fund has adopted the financial history of its respective predecessor fund. The financial highlights tables are intended to help you understand the financial performance of the Fund for the years indicated.  The following tables set forth the per share data for each fiscal year ended September 30, except as otherwise indicated.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions).  The information has been audited by Tait, Weller & Baker, whose report, along with the Fund’s financial statements, is included in the Statement of Additional Information, which is available upon request.

SELECT GROWTH FUND*

Per Share Data
Net Asset Value at Beginning of Period		Income from Investment Operations Net Net Realized Total from Investment and Investment Loss Unrealized Operations Gain (Loss) on Investments			Less Distributions from Net Net Realized Total Investment Gain Distributions Income
CLASS A

2002	$6.53	$(.06)	$(1.14)	$(1.20)	—	—	—
2003	5.33	(.06)	1.48	1.42	—	—	—
2004	6.75	(.07)	1.12	1.05	—	—	—
2005	7.80	(.05)	1.07	1.02	—	—	—
2006	8.82	(.06)	.50	.44	—	—	—
CLASS B

2002	$6.49	$(.10)	$(1.13)	$(1.23)	—	—	—
2003	5.26	(.09)	1.44	1.35	—	—	—
2004	6.61	(.12)	1.10	.98	—	—	—
2005	7.59	(.11)	1.04	.93	—	—	—
2006	8.52	(.12)	.49	.37	—	—	—

*	Prior to May 7, 2007, the Fund was known as the All-Cap Growth Fund.
**	Calculated without sales charges.
†	Net of expenses waived or assumed by the Adviser.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Period	Total Return** (%)	Net Assets at End of Period (in Millions)	Ratio to Average Net Assets† Expenses Net (%) Investment Loss (%)		Ratio to Average Net Assets Before Expenses Waived or Assumed Expenses Net (%) Investment Loss (%)		Portfolio Turnover Rate (%)
CLASS A

$5.33	(18.38)	$44	1.75	(1.03)	1.98	(1.26)	138
6.75	26.64	77	1.94	(1.15)	1.96	(1.17)	126
7.80	15.56	130	1.68	(1.12)	N/A	N/A	75
8.82	13.08	169	1.58	(.66)	N/A	N/A	91
9.26	4.99	195	1.53	(.65)	N/A	N/A	107
CLASS B

$5.26	(18.95)	$9	2.45	(1.73)	2.68	(1.96)	138
6.61	25.67	14	2.64	(1.85)	2.66	(1.87)	126
7.59	14.83	20	2.38	(1.82)	N/A	N/A	75
8.52	12.25	23	2.28	(1.36)	N/A	N/A	91
8.89	4.34	23	2.23	(1.35)	N/A	N/A	107

SELECT GROWTH FUND

For more information about the Fund, the following documents are available for free upon request:

Annual/Semi-Annual Reports:

These Reports include the portfolio holdings of the Fund as well as a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.

Shareholder Manual:

The Shareholder Manual provides more detailed information about the purchase, redemption and sale of the Fund’s shares.

To obtain free copies of the Reports, the SAI and the Shareholder Manual, or to obtain other information, you may visit our website at: www.firstinvestors.com or contact the Fund at:

Administrative Data Management Corp.

Raritan Plaza 1

Edison, NJ 08837

Telephone:  1-800-423-4026

To obtain information about the Fund, including your account balance and transaction history, you may also visit our website at: www.firstinvestors.com.  To access your account information, you will need a password, which you may request over the web or by telephone.

You can review and copy Fund documents (including the Reports, the SAI and the Shareholder Manual) at the Public Reference Room of the SEC in Washington, D.C.  You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549 or (ii) by electronic request at publicinfo@sec.gov.  To find out more, call the SEC at 1-202-551-8090.  Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.

(Investment Company Act File No. 811-6618)